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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements No 33-67100, No. 33-76640, No. 333-00886, No. 333-56305
and No. 333-56307 on Form S-8.


                                        ARTHUR ANDERSEN LLP


                                        /s/ Arthur Andersen LLP


San Jose, California
September 24, 1998